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                                                                   EXHIBIT 23(C)

                     CONSENT OF MOORE STEPHENS TILLER, LLC
                   (formerly Tiller, Stewart & Company, LLC)

    We hereby consent to the inclusion in this Registration Statement of our report dated January 15, 1998 included in the annual report on Form 10-KSB of Eagle Bancorp, Inc. for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.


                                   /s/ MOORE STEPHENS TILLER, LLC

                                   MOORE STEPHENS TILLER, LLC


Savannah, Georgia
September 29, 1998